Exhibit 10.1

Summary Plan Description for

The Dow Chemical Company
Company-Paid Life Insurance Plan
Employee-Paid Life Insurance Plan
Dependent Life Insurance Plan

APPLICABLE TO ACTIVE SALARIED EMPLOYEES AND ACTIVE HOURLY EMPLOYEES WHOSE COLLECTIVE BARGAINING UNIT HAS AGREED TO THIS PLAN

Amended and Restated
Effective January 1, 2013 and thereafter until superseded

This Summary Plan Description (SPD) is updated annually
on the Dow Intranet and supersedes all prior versions of this SPD.

Copies of this SPD can be found on the Dow Intranet at My HR Connection or by requesting a copy from the Human Resources (HR) Service Center, Employee Development Center, Midland, MI 48674, telephone 877-623-8079 or 989-638-8757. Summaries of modifications may also be published from time to time.

Content Steward: Dombek
January 1, 2013
Literature #318-60507

Exhibit 10.1

Overview
This is the Summary Plan Description (“SPD”) for The Dow Chemical Company Group Life Insurance Program’s Company-Paid Life Insurance Plan (“Company-Paid Life Insurance Plan”) and The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program’s Employee-Paid Life Insurance Plan (“Employee-Paid Life Insurance Plan”) and Dependent Life Insurance Plan (“Dependent Life Insurance Plan”), applicable to eligible Employees (hereafter collectively referred to as the “Plans” or individually as “Plan”).
Each of the Plans is sponsored and administered by The Dow Chemical Company and provides group term life insurance underwritten by Metropolitan Life Insurance Company (“MetLife”). The term Employee is defined in the Definitions Appendix.
This SPD is separated into four different chapters and several appendices:

•
Chapter One – a description of the Company-Paid Life Insurance Plan, part of The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507). The premium is paid by Dow, and this Plan provides automatic coverage for eligible Employees.

•
Chapter Two – a description of the Employee-Paid Life Insurance Plan, part of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515). You must enroll and pay the premiums for this coverage to receive it.

•
Chapter Three – a description of the Dependent Life Insurance Plan, part of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515). You must enroll and pay the premiums for this coverage to receive it.

•	Chapter Four – general information applicable to each of the Plans

•	Claims Procedures Appendix

•	Definitions Appendix (Glossary of terms used throughout this SPD)
This SPD contains important information about your benefits under the Plans. However, it does not contain all of the information. Further information can be found in the applicable Plan Document for the Program of which the Plan is a component. You may request a copy of the applicable Plan Document from the Plan Administrator.

The Dow Chemical Company reserves the right to amend, modify or terminate the Plans (and any of the plans or programs of which the Plans are a part) at any time in its sole discretion.

This SPD and the Plans do not constitute a contract of employment.
Capitalized words in this SPD are defined either in the Plan Document for the Program, or in the Definitions Appendix. A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise.
References to “Dow” and “Participating Employers” are used interchangeably, and both refer collectively to The Dow Chemical Company and the subsidiaries and affiliates of The Dow Chemical Company that are authorized to participate in the Plans. The “Company” means The Dow Chemical Company.

Exhibit 10.1

Chapter One
Company-Paid Life Insurance

Chapter One of the SPD describes the Company-Paid Life Insurance Plan (referred to in this chapter of the SPD as the “Plan”), offered under The Dow Chemical Company Group Life Insurance Program (referred to in this chapter of the SPD as the “Program”).
Eligibility
Salaried Employees
Salaried Employees of a Participating Employer with regular, active, Full-Time or Less-Than-Full-Time status are eligible and are automatically covered under this Plan, except as follows:

•
If you are enrolled in the Key Employee Insurance Program (“KEIP”), you are not eligible for active Employee or Retiree Company-Paid Life Insurance coverage, except that on the later of “program completion date” or “retirement” (as those terms are defined in KEIP), if you would otherwise have been eligible for coverage under the Plan, the Employee may resume eligibility for the Plan; and

•
If you were enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan (“Dow Split Dollar Plan”) on September 30, 2002, and you have not waived your rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement, you are not eligible for coverage under the Plan.[1]

Hourly Employees
Eligibility of Hourly Employees depends on whether the applicable collective bargaining unit and the Participating Employer have agreed to this Plan. If the terms of the applicable collective bargaining agreement specifically address which Employees are eligible or not eligible for the Plan, then the terms of such collective bargaining agreement shall govern. If the terms of the collective bargaining agreement specify that Hourly Employees shall be provided this Plan, but does not specifically address the category of Employees that are eligible or not eligible, then only regular, active Employees with Full Time status who are members of the collective bargaining unit are eligible for coverage under the Plan.
Employees on a Leave of Absence
Eligibility for benefits under the Plan may continue during certain leaves of absences approved by the Participating Employer, such as under the Company's Military Leave Policy, Family Leave Policy or Medical Leave Policy. The benefits under the Plan shall be administered consistent with the terms of such approved leaves of absences.

[1]
If you were enrolled in the Dow Split Dollar Plan on September 30, 2002, and you signed a waiver of all your rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between you and The Dow Chemical Company, you are eligible until you no longer have active Employee status, or until you elect to waive coverage. In addition, if you were enrolled in the Union Carbide Corporation Executive Life Insurance Plan (“UCC Executive Life”) on October 31, 2002, and had active Employee status on the date that your Agreement and Collateral Assignment between you and Union Carbide Corporation were terminated, you are eligible until you no longer have active Employee status, or until you elect to waive coverage. Once coverage is waived, you will not be allowed to re-enroll in the future. On the Dow Benefits website, the coverage described in this footnote is referred to as “Former Split Dollar Life.”

Exhibit 10.1

Disabled Employees
If you are being paid a benefit from The Dow Chemical Company Long Term Disability Income Protection Plan (“LTD”), The Dow Chemical Company Michigan Hourly Contract Disability Plan, The Dow Chemical Company Texas Operations Total and Permanent Disability Plan, or the Dow AgroSciences Long Term Disability Insurance Plan you may be eligible under the Plan. See the Special Coverage for Certain Disabled Persons section of this Chapter One.
If you have been approved for disability payments under the Rohm and Haas Company Health and Welfare Plan's Long Term Disability Program, you are eligible for life insurance coverage until you are no longer eligible to receive disability payments under the Rohm and Haas Company Health and Welfare Plan's Long Term Disability Program. See the Special Coverage for Certain Disabled Persons section of this Chapter One.
Eligibility Determinations
The applicable Claims Administrator determines eligibility to participate in the Plan. The Claims Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determinations by the Claims Administrator are final and binding on Participants.
If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, you must follow the procedures described in the Claims Procedures Appendix.
Enrollment
If you are an eligible Employee, you are automatically enrolled in Plan coverage. Completing an enrollment form is necessary only to name your beneficiary. You may waive coverage. If you want to waive coverage, you must provide written notification to North America Benefits. If you waive coverage, you waive coverage permanently including, if applicable, any Retiree coverage. You may not re-enroll in this Plan at any time in the future.
Employee Contribution
Dow provides Company-Paid Life Insurance at no cost to you.
Amount of Coverage
The amount of coverage is based on your annual pay:

•	For Salaried employees, base annual salary is used to calculate the life insurance amount.

•	For Bargained-for employees, annual pay is calculated using your base hourly rate.[2]
Maximum Coverage
The maximum amount of coverage available is $1.5 million.3

[2]	For Deer Park Bargained-for employees who receive a Department Relief Operations (DRO) premium, the DRO premium is added to base hourly rate in the annual pay calculation.
3 This maximum is waived if (1) you are an Employee who was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on September 30, 2002, and you signed a waiver of all your rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between you and The Dow Chemical Company, or (2) you were enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2002, and you were an active Employee on the date that your Agreement and Collateral Assignment between you and Union Carbide Corporation were terminated.

Exhibit 10.1

Salaried Employees and Hourly Employees Whose Collective Bargaining Unit Has Agreed to this Plan
In general, the Plan provides coverage of one times (1x) your base annual salary, rounded up to the next $1,000.
A special rule applies to Michigan Operations Hourly Employees who were not Actively at Work on January 1, 2008 but continue to be on the payroll (for example due to a paid medical leave of absence). If such an individual was covered at ½x prior to January 1, 2008, he may continue ½x coverage as long as he continues to be on the payroll. If he returns to work, coverage will increase to 1x when he is Actively at Work.
Your coverage automatically is adjusted as your base salary changes, provided you are Actively at Work. If you are Less-Than-Full-Time, your 1x coverage is based on your Full-Time base annual salary, and coverage is automatically adjusted as your base salary changes. Whether you are Full-Time or Less-Than-Full-Time, if you are not Actively at Work, any increase to your life insurance will not be effective until you return to work.
Union Carbide Employees
If you are a Union Carbide employee, your benefit will be determined using your annual pay at Union Carbide as of December 31, 2001, as determined under the provisions of the Union Carbide Basic Life Insurance Plan. However, once your annual base salary calculated under the normal provisions of the Plan exceeds such amount, the normal provisions of the Plan will apply. At that time, the Plan will no longer retain the December 31, 2001 Union Carbide annual pay information and will look solely to the annual base salary calculated under the normal provisions of the Plan to determine the amount of your coverage.
Special Coverage for Certain Disabled Persons
The Dow Chemical Company Long Term Disability Income Protection Plan (“LTD”)
If you are eligible to participate in the Dow Employees' Pension Plan or the Union Carbide Employees' pension Plan and you have been approved to receive benefit payments from The Dow Chemical Company Long Term Disability Program (“LTD”), you are eligible for Plan coverage under the following circumstances:
If your date of “full disability” (as defined under LTD) is on or after January 1, 2006, you are eligible for coverage when your LTD benefit payments begin. The following applies to you:
If you were hired by Dow or Union Carbide on or after January 1, 2008, or you have less than ten (10) years of Service under the Dow Employees' Pension Plan or the Union Carbide Employees' Pension Plan, you are eligible for up to either 12 months or 24 months of company paid life insurance coverage. Coverage ends prior to the expiration of the 12-month or 24-month period if you no longer qualify for LTD status. The 12-month period applies if you have less than one (1) year of Service. The 24-month period applies if you have more than one (1) year of Service, but less than ten (10) years of Service.
If you were hired by Dow or Union Carbide prior to January 1, 2008 and you have ten (10) or more years of Service, you are eligible for coverage until you are no longer eligible to receive payments from LTD.

Exhibit 10.1

The amount of coverage is the same as the amount of coverage you had on the date you were last Actively at Work. Currently, the Company pays the cost of this coverage.
If your date of “full disability” (as defined under LTD) is prior to January 1, 2006, the following applies to you.4
You are eligible for Plan coverage until you are no longer eligible to receive payments from LTD, at the same amount of Plan coverage you had on the date you were last Actively at Work. Currently, the Company pays the cost of this coverage.
You are also eligible for an additional amount of coverage, which is determined by the amount of Employee-Paid Life coverage you were enrolled in as an active Employee immediately prior to being approved to receive LTD payments, but not to exceed 1x (For example, if you were enrolled for 6x as an active Employee, your coverage would be reduced to 1x.) Currently, the Company pays the cost of this coverage, and this coverage continues until you are no longer eligible to receive payments from LTD.
Texas Total and Permanent Disability
If (1) you were enrolled in the Texas Operations Hourly Total and Permanent Disability Plan (the “T&P Plan”), (2) you were deemed to be “totally and permanently disabled” by the plan administrator of that plan, and (3) it was determined that you are eligible to be in benefits pay status by the plan administrator of that plan, then you are eligible for coverage under the Plan equal to the amount of coverage you were enrolled in under the Texas Operations Hourly Optional Life Insurance Contributory Plan (Contributory Life) at the time you became totally and permanently disabled. Coverage ends the earlier of (1) the date as of which you are determined to no longer be “totally & permanently disabled” by the plan administrator of the T&P Plan, and (2) the date you reach age 65.
Contract Disability Participants
If (1) you have been determined to be “totally and permanently disabled” by the claims administrator of The Dow Chemical Company Michigan Hourly Contract Disability Plan (the “Contract Disability Plan”) and (2) you are receiving benefit payments from that plan, then you are eligible to receive the same company-paid life insurance coverage that you had as an active Employee. Coverage ends the earlier of (1) the date as of which no longer are eligible for benefit payments under the Contract Disability Plan and (2) the date you reach age 65. If you were Actively at Work at age 65 or older and subsequently became approved for benefits by the Contract Disability plan administrator, your coverage will be determined by applying the appropriate percentage from the following table to your base annual hourly rate effective the day before you qualified to receive benefit payments under the Contract Disability Plan, with a minimum of $5,000.

Your Age	Percentage
65	50 percent
66	30 percent
67	10 percent
68	5 percent

[4]
This paragraph also applies to those who were disabled prior to January 1, 2006, and were approved to receive benefit payments for such disability under the Dow AgroSciences Long Term Disability Insurance Plan.

Exhibit 10.1

On and after your 70th birthday, the amount of your Retiree Company-Paid Life Insurance benefits will be $5,000. Currently, the Company pays the cost of this coverage.
Rohm and Haas Company Disability Participants
If you have been approved for disability payments under the Rohm and Haas Company Health and Welfare Plan's Long-Term Disability Program, you are eligible for life insurance coverage at the same level of coverage you had immediately prior to your approval for disability payments, if (1) your qualifying disability was incurred prior to January 1, 2010 and (2) you continue to receive disability payments under the Rohm and Haas Company Health and Welfare Plan's Disability Program. Such coverage continues at no cost to you until you are no longer eligible to receive disability payments from that Program.
Effective Dates of Coverage
Beginning
Your coverage begins on your first day of active employment as an eligible Employee of a Participating Employer, unless you were a former participant of The Dow Chemical Company Executive Split Dollar Life Insurance Plan or the Union Carbide Corporation Executive Life Insurance Plan as described above in the Eligibility section of this Chapter One; in which case your coverage begins on the first day of the month following the termination of your participation in such executive life insurance plan.
Ending
Your Company-Paid Life Insurance coverage ends on the earliest of:

•	the date the Group Policy ends;

•	the date that the Plan terminates;

•	the date you no longer meet the eligibility requirements of the Plan;

•	the date that you elect to terminate your coverage; or

•	the date your employment ends.
Porting Coverage to a Term Life Policy
If your Plan coverage ends because your employment ends and you are not eligible for Retiree Company-Paid Life Insurance, your coverage may be continued on a direct bill basis with MetLife through the portability feature. This feature allows (former) employees to continue their Group Term Life coverage under a separate group policy without completing and submitting a statement of health.  Rates for this coverage are different from the active plan rates and you must port a minimum of $20,000 to exercise this option. You have 31 days from the date your coverage ends to apply for Portability. You may continue the same or a lesser amount of coverage. If you are unable to continue your entire life insurance amount through Portability, you may apply for Conversion of the balance. Contact MetLife at 866-492-6983 if you have any questions or want to apply for Portability.
Converting to an Individual Policy
If your Company-Paid Life Insurance coverage under the Plan is reduced due to retirement, the amount of coverage you lost may be converted to an individual non-term policy through MetLife. The maximum amount of insurance that may be elected for the new policy is the amount of Company-Paid Life Insurance you lost under the Plan.

Exhibit 10.1

If your Company-Paid Life Insurance coverage under the Plan ends because your employment ends, your coverage may be converted to an individual non-term policy through MetLife. The maximum amount of insurance that may be elected for the new policy is the amount of Company-Paid Life Insurance in effect for you under the Plan on the date your employment ends.
If your Company-Paid Life Insurance coverage under the Plan ends because Dow has cancelled the Company-Paid Life Insurance coverage under the MetLife group life insurance policy, or Dow has amended the Plan to exclude coverage for your work group, you may convert your Company-Paid Life Insurance coverage to an individual non-term MetLife policy; provided you have been covered under the Plan for at least 5 years immediately prior to losing coverage under the Plan. The amount you may convert is limited to the lesser of:

•
the amount of Company-Paid Life Insurance for you that ends under the Group Policy, less the amount of life insurance for which you become eligible under any group policy within 31 days after the date insurance ends under the Group Policy; or

•	$2,000.

You must file a conversion application with MetLife within 31 days of the date your Dow coverage is lost or reduced. Contact the Dow HR Service Center to obtain a form for converting your coverage. Once you have obtained the form, contact the MetLife Conversion Group at 877-275-6387 to file your form, or to obtain further information. You are responsible for initiating the conversion process within the appropriate timeframes.
The cost of this individual coverage will probably be significantly higher than your group plan. Although not required, completing and submitting a statement of health may help reduce your cost.
Reporting Imputed Income
Except for former participants of The Dow Chemical Company Split Dollar Life Insurance Plan or the Union Carbide Corporation Executive Life Insurance Plan, current Internal Revenue Code rules permit the cost for the first $50,000 of Plan coverage to be excluded from taxable income. The Internal Revenue Code requires that the cost of Company-Paid Life Insurance in excess of $50,000 be reported as taxable income (“imputed income”). This imputed income will be reported on your W-2 Form in addition to your other taxable income. The imputed income is determined based on a Uniform Premium Table established by the federal government.
If your Company Paid Life coverage is greater than $50,000, and you want to decrease the amount of coverage to $50,000, you may elect to do so by contacting the HR Service Center. Once coverage is reduced, it may not be reinstated.
Naming Your Beneficiary
Beneficiary information must be registered with MetLife at www.MetLife.com/MyBenefits, or by mailing the appropriate beneficiary forms to the MetLife Recordkeeping Center.
Note: Effective March 1, 2008, as communicated by the Plan Administrator, MetLife became the record keeper for the Program's beneficiary records. Beneficiary information previously recorded at the Dow Benefits Center has not been transferred to MetLife.
If you do not name a beneficiary, MetLife may determine the beneficiary to be one or more of the following who survive you:

•	Your Spouse or Domestic Partner;

•	Your child(ren);

Exhibit 10.1

•	Your parent(s);

•	Your sibling(s).

Alternatively, instead of making payment to any of the above, MetLife may pay your estate. Your failure to designate a beneficiary may delay the payment of funds. Any payment made by MetLife in good faith will discharge the Plan's and MetLife's liability to the extent of such payment.
If you wish to change your beneficiary designation, or need to register for the first time, you can do so via the Internet at www.MetLife.com/MyBenefits, or the Dow Intranet at My HR Connection. If you prefer, you can request forms by calling MetLife Customer Service toll-free at (866) 492-6983, Monday through Friday, from 8:00 am to 11:00 pm (ET). A life event (such as marriage/domestic partnership, divorce/ termination of domestic partnership, etc.) may signal a need to change your beneficiary.
Benefit Payments
In the event of your death, your beneficiary should contact the HR Service Center. The beneficiary on record must complete and sign a claim form to receive benefits. A certified death certificate that states the cause of death must be provided to MetLife in order to disburse the life insurance proceeds. See Claims Procedures Appendix of this SPD.
Funding
The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company (“MetLife”). Dow pays the entire premium for the Plan coverage. MetLife pays the benefits under the insurance policy. MetLife may combine the experience for the policy with other policies held by Dow. This means that the costs of these coverages may be determined on a combined basis, and the costs accumulated from year to year. Favorable experience under one or more coverages in a particular year may offset unfavorable experience on other coverages in the same year or offset unfavorable experience of coverages in prior years. Policy dividends declared by MetLife for the Plan are used to reduce Dow's cost for the coverage in the same and prior years.
Accelerated Benefit Option (ABO)
Under the Accelerated Benefit Option (“ABO”), if you have been diagnosed as terminally ill with 12 months or less to live,5 you may be eligible to receive up to 80% of your Company-Paid Life Insurance and Employee-Paid Life Insurance benefits before your death if certain requirements are met. Having access to life insurance proceeds at this important time could help ease financial and emotional burdens. In order to apply for the ABO, you must be covered for at least $10,000 from your Company-Paid Life Insurance and/or Employee-Paid Life Insurance. You may receive an accelerated benefit of up to 80 percent (with a minimum of $5,000 and up to a maximum of $500,000) of your Company-Paid Life Insurance and/or Employee-Paid Life Insurance benefit. The accelerated benefit is payable in a lump sum and can be elected only once for each eligible coverage. Any death benefit will be reduced by the amount of any accelerated benefit paid. Accelerated benefits are not permitted if you have assigned your life insurance benefit to another individual or to a trust.
The ABO is intended to qualify for favorable tax treatment under the Internal Revenue Code such that the benefits will be excludable from your income and not subject to federal taxation. Payment of the accelerated benefit will be subject to state taxes and regulations. Tax laws relating to accelerated benefits are complex. You are advised to consult with a qualified tax advisor.

[5]	For Texas residents, the requirement is 24 months or less to live.

Exhibit 10.1

Receipt of accelerated benefits may affect your eligibility, or that of your spouse/domestic partner or your family, for public assistance programs such as medical assistance (Medicaid), Aid to Families and Dependent Children (AFDC), Supplemental Security Income (SSI), and drug assistance programs. You are advised to consult with social services agencies concerning the effect receipt of accelerated benefits will have on public assistance eligibility for you, your spouse/domestic partner, or your family. In the event your life insurance coverage ends or is reduced in the future, the amount of coverage you may be eligible to convert or port will be reduced by the amount of the accelerated benefit received.
If you would like to apply for the Accelerated Benefit Option, a claim form can be obtained from the HR Service Center at 877-623-8079 and must be completed and returned for evaluation and approval by MetLife.
Your Rights
You have certain rights under the Plan and are entitled to certain information by law. Be sure to review Chapter Four of this SPD, which contains the Filing a Claim and Appealing the Denial of a Claim section, Fraud Against the Plan section, Your Legal Rights section, Plan Administrator's Discretion section, Welfare Benefits section, Dow's Right to Terminate or Amend the Programs and Plans section, Disposition of Plan Assets if the Plan is Terminated section, Litigation and Class Action Lawsuits section, and For More Information section; and the ERISA Information section at the end of this SPD.

Exhibit 10.1

Chapter Two
Employee-Paid Life Insurance

This Chapter Two of the SPD describes the Employee-Paid Life Insurance Plan (referred to in this chapter of the SPD as the “Plan”), offered under The Dow Chemical Company Employee-Paid Life Insurance and Dependent Life Insurance Program (referred to in this chapter of the SPD as the “Program”).
Eligibility
Salaried Employees
Salaried Employees of a Participating Employer with regular, active, Full-Time or Less-Than-Full-Time status are eligible for Plan coverage.
Hourly Employees
Eligibility of Hourly Employees depends on whether the applicable collective bargaining unit and the Participating Employer have agreed to this Plan. If the terms of the applicable collective bargaining agreement specifically address which Employees are eligible or not eligible for the Plan, then the terms of such collective bargaining agreement shall govern. If the terms of the collective bargaining agreement specify that Hourly Employees shall be provided this Plan, but do not specifically address the category of Employees that are eligible or not eligible, then only regular, active Employees with Full Time status who are members of the collective bargaining unit are eligible for coverage under the Plan.
Employees on a Leave of Absence
Eligibility for benefits under the Plan may continue during certain leaves of absences approved by the Participating Employer, such as under the Company's Military Leave Policy, Family Leave Policy or Medical Leave Policy. The benefits under the Plan shall be administered consistent with the terms of such approved leaves of absences.
Disabled Employees
If you are being paid a benefit from The Dow Chemical Company Long Term Disability Income Protection Plan (“LTD”) or the Dow AgroSciences Long Term Disability Insurance Plan, you may be eligible under the Plan. See the Special Employee Paid Coverage for Certain Disabled Persons section of this Chapter Two.
If you are a Rohm and Haas Company Employee who has been approved for disability payments under the Rohm and Haas Company Health and Welfare Plan's Long Term Disability Program, you are eligible for the same amount of supplemental or employee-paid coverage you had immediately prior to your approval for disability payments until you are no longer eligible to receive disability payments under the Rohm and Haas Company Health and Welfare Plan's Long Term Disability Program. You must continue making any required contributions in order to keep your coverage in effect. See the Special Employee Paid Coverage for Certain Disabled Persons section of this Chapter Two.
Eligibility Determinations
The applicable Claims Administrator determines eligibility to participate in the Plan. The Claims Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determinations by the Claims Administrator are final and binding on Participants.

Exhibit 10.1

If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, you must follow the procedures described in the Claims Procedures Appendix.
Enrollment
To obtain Employee-Paid Life Insurance, you must enroll for coverage. If you wish to increase your current coverage, go to the Dow Benefits website found on My HR Connection or on www.dowbenefits.ehr.com. If you wish to decrease your coverage or if you do not have internet access, contact the HR Service Center for assistance.
You may enroll:

•
On or before your employment date, in which case coverage begins on your first day of active employment if you provide a copy of your birth certificate or other proof of your age that the Plan Administrator deems appropriate. If you do not provide proof of your age that is satisfactory to the Plan Administrator within the time required by the Plan Administrator, you will not be covered.

•
Within 90 days after your first day of active employment, in which case coverage begins on your enrollment date if you provide a copy of your birth certificate or other proof of your age that the Plan Administrator deems appropriate. If you do not provide proof of your age that is satisfactory to the Plan Administrator within the time required by the Plan Administrator, you will not be covered.

•
Within 90 days of a Change-in-Status, provided that you are Actively at Work and you provide proof of Change-in-Status and proof of age that are satisfactory to the Plan Administrator. Coverage will become effective as follows:

•	If the required proofs are received by the Plan Administrator within 31 days of the Change-in-Status event, the change will become effective as of the date of the event.

•
If the required proofs are received by the Plan Administrator between 32 days to 90 days after the Change-in-Status of event, the change will become effective on the date that the enrollment is processed by the Plan Administrator.

If you do not provide the requisite proofs within the time required by the Plan Administrator, you will not be covered.

•
During the open enrollment period, provided that you are Actively at Work on the January 1 following the open enrollment period and you do not exceed the amount for which you are eligible to enroll. You will be allowed to increase your coverage by 1 increment (one-half times (½x) base annual salary) without providing a statement of health. A statement of health is required for coverage increases greater than 1 increment. If you are not Actively at Work on the January 1 following the open enrollment period, any increase to your life insurance will not be effective until you return to Active Work.

•
At any other time you are Actively at Work, if you provide a valid statement of health (available on the Dow Benefits website on My HR Connection or on www.dowbenefits.ehr.com).  If you do not have internet access, you can obtain a statement of health form from MetLife's Statement of Health Unit at 800-638-6420. MetLife will pay for the fee of a paramedical exam, if requested by MetLife, with no cost to the employee/applicant when a MetLife physician is used.

Failure to provide the requisite proofs will result in cancellation of coverage, including retroactive cancellation, and may require you to reimburse the Plan for any benefits paid by the Plan. The Plan Administrator may request proof of your age at any time.

Exhibit 10.1

Change-in-Status
A “change in status” is an event listed in one of the bullets below:

•
An event that changes your legal marital status, including Marriage, Domestic Partnership, death of your Spouse/Domestic Partner, divorce or annulment or similar event with respect to a Domestic Partnership.

•	Birth, adoption, placement for adoption or death of Dependent.

•	A termination or commencement of employment by you, your Spouse/Domestic Partner or Dependent.

•	A reduction or increase in hours of employment by you, your Spouse/Domestic Partner or Dependent.

•	Dependent satisfies or ceases to satisfy the requirements for unmarried Dependents.
Employee Contribution
You pay the cost of Plan coverage through post-tax payroll deductions. Current rates are listed in your open enrollment materials. These costs are reviewed and revised periodically.
Your contribution is based on your age and whether you are a “non-tobacco-user.” As your age and salary change, your deductions will be automatically adjusted. You are considered a “non tobacco-user” by the Plan if you have not used a tobacco product in the last 12 months. If you quit using tobacco, you are considered a “non-tobacco-user” as of the first day of the month after you complete 12 non-tobacco-using months. If you are a tobacco user, you are considered a tobacco user as of the first day you use tobacco. Administratively, your premium deductions will not be adjusted until the first of the year following your change in tobacco user status. However, a false or out-of-date statement regarding tobacco use may result in benefits not being paid.
If you are on a leave of absence approved by the Participating Employer that provides eligibility under this Plan, the Plan Administrator has the full discretion to make special administrative arrangements as are necessary, such as deferring Employee contributions on a temporary basis during the leave of absence, and requiring the Employee to repay premiums when the Employee returns to work, or any other arrangements the Plan Administrator deems appropriate.
If the last payroll period for a Plan Year occurs partly during a current Plan Year and partly during the next Plan Year, the Plan Administrator has the full and complete discretion to modify the Participant contributions in any way that the Plan Administrator deems administratively efficient, including modifying the Participant contributions for the last payroll period without the Participant's consent.
Amount of Coverage
The amount of coverage is based on your annual pay:

•	For Salaried employees, base annual salary is used to calculate the life insurance amount.

•	For Bargained-for employees, annual pay is calculated using your base hourly rate.[6]

[6]	For Deer Park Bargained-for employees who receive a Department Relief Operations (DRO) premium, the DRO premium is added to base hourly rate in the annual pay calculation.

Exhibit 10.1

Salaried Employees and Hourly Employees of Applicable Collective Bargaining Groups (Not applicable to Long Term Disability Participants)
You may purchase coverage in increments equal to one-half times (½x) your annual pay, rounded up to the next $1,000. The maximum coverage allowable is equal to the lesser of (1) eight times (8x) your annual pay, or (2) $1.5 million.7
Your coverage is automatically adjusted as your base salary changes, provided you are Actively at Work. If you are Less-Than-Full-Time, your coverage is based on your Full-Time base annual salary. Whether you are Full-Time or Less-Than-Full-Time, if you are not Actively at Work, any increase to your life insurance will not be effective until you return to work.
Union Carbide Employees
If you are a Union Carbide employee, your benefit will be determined using your annual pay at Union Carbide as of December 31, 2001, as determined under the provisions of the Union Carbide Basic Life Insurance Plan. However, once your annual base salary calculated under the normal provisions of the Plan exceeds such amount, the normal provisions of the Plan will apply. At that time, the Plan will no longer retain the December 31, 2001, Union Carbide annual pay information and will look solely to the annual base salary calculated under the normal provisions of the Plan to determine the amount of your coverage.

[7]	You are eligible for an additional 1x of coverage over and above the 8x or $1.5 million maximum if you meet either of the following requirements:

•
(1) You are an Employee who was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on September 30, 2002, (2) you signed a waiver of all your rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between you and The Dow Chemical Company, and (3) you elected to purchase the additional 1x coverage effective October 1, 2003; or

•
(1) You are an Employee who was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2002, and (2) you were an active Employee on the date your Agreement and Collateral Assignment between you and Union Carbide Corporation were terminated and you elected to purchase the additional 1x coverage effective November 1, 2003.

If you waive the additional 1x coverage, you are not eligible to enroll for such coverage in the future. Further, you are no longer eligible for any coverage under the Plan when you no longer have active Employee status. On the Dow Benefits website, the coverage described in this footnote is referred to as “Former Split Dollar Life.”

Exhibit 10.1

Special Employee Paid Coverage for Certain Disabled Persons
The Dow Chemical Company Long Term Disability Income Protection Plan (“LTD”)
If you are eligible to participate in the Dow Employees' Pension Plan or the Union Carbide Employees' pension Plan and you have been approved to receive benefit payments from The Dow Chemical Company Long Term Disability Program (“LTD”), you are eligible for Plan coverage under the following circumstances:
If your date of “full disability” (as defined under LTD) is on or after January 1, 2006, you are eligible for coverage when your LTD benefit payments begin. The following applies to you:
If you were hired by Dow or Union Carbide on or after January 1, 2008, or you have less than ten (10) years of Service under the Dow Employees' Pension Plan or the Union Carbide Employees' Pension Plan, you are eligible for up to either 12 months or 24 months of Employee-Paid life insurance coverage. Coverage ends prior to the expiration of the 12-month or 24-month period if you no longer qualify for LTD status. The 12-month period applies if you have less than one (1) year of Service. The 24-month period applies if you have more than one (1) year of Service, but less than ten (10) years of Service.
If you were hired by Dow or Union Carbide prior to January 1, 2008 and you have ten (10) or more years of Service, you are eligible for coverage until you are no longer eligible to receive payments from LTD.
The amount of coverage depends on the amount of coverage you had on the date you were last Actively at Work. If you had ½x, then the coverage amount is ½x. If you had 1x or more, then the amount is limited to 1x. You will be required to pay the same premiums active employees pay.
If your date of “full disability” (as defined under LTD) is prior to January 1, 2006, the following applies to you.8
Refer to the explanation under Special Coverage for Certain Disabled Persons in Chapter One of this SPD.
Rohm and Haas Company Disability Participants
If you have been approved for disability payments under the Rohm and Haas Company Health and Welfare Plan's Long-Term Disability Program, you are eligible for the same amount of supplemental or employee-paid life insurance coverage you had immediately prior to your approval for disability payments, if (1) your qualifying disability was incurred prior to January 1, 2010 and (2) you continue to receive disability payments under the Rohm and Haas Company Health and Welfare Plan's Disability Program. Such coverage continues until you are no longer eligible to receive disability payments from that Program. You must continue making any required contributions in order to keep your coverage in effect.

[8]
This paragraph also applies to those who were disabled prior to January 1, 2006, and were approved to receive benefit payments for such disability under the Dow AgroSciences Long Term Disability Insurance Plan.

Exhibit 10.1

Increasing or Decreasing Coverage
You may increase the amount of your coverage (but not beyond the maximum amount for which you are eligible):

•
Within 90 days of a change in status event, such as Marriage, Domestic Partnership, a change in your Spouse's/Domestic Partner's employment, or the addition of a Dependent child; provided that you are Actively at Work and the HR Service Center receives satisfactory proof of change in status.

•
During open enrollment, at which time you may increase one increment (½x) without completing and submitting a statement of health; provided you are Actively at Work. A statement of health is required for coverage increases greater than 1 increment.

•
At any other time you are Actively at Work, if you provide a valid statement of health (available on the Dow Benefits website on My HR Connection or on www.dowbenefits.ehr.com).  If you do not have internet access, you can obtain a statement of health form from MetLife's Statement of Health Unit at 800-638-6420. MetLife will pay for the fee of a paramedical exam, if requested by MetLife, with no cost to the employee/applicant when a MetLife physician is used.

You may decrease the amount of your coverage any time by contacting the HR Service Center.
Effective Dates of Coverage
Beginning
Your coverage generally begins on your date of enrollment and when you meet the enrollment requirements outlined in this booklet. Your coverage automatically is adjusted as your base salary changes. If you are not Actively at Work, any increase to your life insurance will not be effective until you return to work.
Ending
Your Employee-Paid Life Insurance coverage ends on the earliest of:

•	the date the Group Policy ends;

•	the date that the Plan terminates;

•	the date you no longer meet the eligibility requirements of the Plan;

•	the end of the period for which your last premium has been paid; or

•	the date your employment ends.
Porting Coverage to a Term Life Policy
If your Employee-Paid Life Insurance Plan coverage ends because your employment ends and you are not eligible for Retiree Optional Life Insurance, your coverage may be continued on a direct bill basis with MetLife through the portability feature. This feature allows (former) employees to continue their Group Term Life coverage under a separate group policy without completing and submitting a statement of health.  Rates for this coverage are different from the active plan rates and you must port a minimum of $20,000 to exercise this option. You have 31 days from the date your coverage ends to apply for Portability. You may continue the same or a lesser amount of coverage. If you are unable to continue your entire life insurance amount through Portability, you may apply for Conversion of the balance. Contact MetLife at 866-492-6983 if you have any questions or want to apply for Portability.

Exhibit 10.1

Converting to an Individual Policy
If your Employee-Paid Life Insurance coverage under the Plan is reduced due to retirement, the amount of coverage you lost may be converted to an individual non-term policy through MetLife. The maximum amount of insurance that may be elected for the new policy is the amount of Employee-Paid Life Insurance you lost under the Plan.
If your Employee-Paid Life Insurance coverage under the Plan ends because your employment ends, your coverage may be converted to an individual non-term policy through MetLife. The maximum amount of insurance that may be elected for the new policy is the amount of Employee-Paid Life Insurance in effect for you under the Plan on the date your employment ends.
If your Employee-Paid Life Insurance coverage under the Plan ends because Dow has cancelled the Employee-Paid Life Insurance coverage under the MetLife group life insurance policy, or Dow has amended the Plan to exclude coverage for your work group, you may convert your Employee-Paid Life Insurance coverage to an individual non-term MetLife policy; provided you have been covered under the Plan for at least 5 years immediately prior to losing coverage under the Plan. The amount you may convert is limited to the lesser of:

•
the amount of Employee-Paid Life Insurance for you that ends under the Group Policy, less the amount of life insurance for which you become eligible under any group policy within 31 days after the date insurance ends under the Group Policy; or

•	$2,000.
You must file a conversion application with MetLife within 31 days of the date your Dow coverage is lost or reduces. Contact the Dow HR Service Center to obtain a form for converting your coverage. Once you have obtained the form, contact the MetLife Conversion Group at 877-275-6387 to file your form, or to obtain further information. You are responsible for initiating the conversion process within the appropriate timeframes.
The cost of this individual coverage will probably be significantly higher than your group plan. Although not required, completing and submitting a statement of health may help reduce your cost.
Naming Your Beneficiary
Beneficiary information must be registered with MetLife at www.MetLife.com/MyBenefits, or by mailing the appropriate beneficiary forms to the MetLife Recordkeeping Center.
Note: Effective March 1, 2008, as communicated by the Plan Administrator, MetLife became the record keeper for the Program's beneficiary records. Beneficiary information previously recorded at the Dow Benefits Center has not been transferred to MetLife.
If you do not designate a beneficiary, then the default beneficiary will be the same as the beneficiary on your Company-Paid Life Insurance. If you are not eligible for Company-Paid Life Insurance, and you are enrolled in Post-65 Executive Life, then the default beneficiary is the same as your beneficiary for Post-65 Executive Life.
If you fail to name a beneficiary, MetLife may determine the beneficiary to be one or more of the following who survive you:

•	Your Spouse or Domestic Partner;

•	Your child(ren);

•	Your parent(s);

•	Your sibling(s).

Exhibit 10.1

Alternatively, instead of making payment to any of the above, MetLife may pay your estate. Your failure to designate a beneficiary may delay the payment of funds. Any payment made by MetLife in good faith will discharge the Plan's and MetLife's liability to the extent of such payment.
If you wish to change your beneficiary designation, you can do so via the Internet at www.MetLife.com/MyBenefits, or through the Dow Benefits website. If you prefer, you can request forms by calling MetLife Customer Service toll-free at (866) 492-6983, Monday through Friday, from 8:00 am to 11:00 pm (ET). A life event (such as marriage/domestic partnership, divorce/termination of domestic partnership, etc.) may signal a need to change your beneficiary.
Benefit Payments
In the event of your death, your beneficiary should contact the HR Service Center. The beneficiary on record must complete and sign a claim form to receive benefits. A certified death certificate that states the cause of death must be provided to MetLife in order to disburse the life insurance proceeds. See Claims Procedures Appendix of this SPD.
Funding
The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company (“MetLife”). Employees pay the entire premium for coverage. The benefits under the Plan and the Dependent Life Insurance Plan are not combined for experience with the other insurance coverages. Favorable experience under the Plan and the Dependent Life Insurance Plan in a particular year may offset unfavorable experience in prior years. It is not anticipated that there will be any dividends declared for the Plan and the Dependent Life Insurance Plan based on the manner in which the insurer has determined the premium rates.
Joint Insurance Arrangement
Dorinco Reinsurance Company (“Dorinco”) and MetLife have entered into an arrangement that has been approved by the U.S. Department of Labor pursuant to Prohibited Transaction Exemption 96-62 and 29 CFR Part 2570, subpart B. [DOL Final Authorization Number 2001-17E (May 14, 2001)]. Under this arrangement, MetLife has or will write the coverage for the Plan, and Dorinco will assume a percentage of the risk. Under the insurance arrangement between MetLife and Dorinco, MetLife and Dorinco will each be liable to pay the agreed upon percentage of each death benefit claim in respect of a Plan Participant. When a claim for benefits is approved, Dorinco will transfer its percentage of each death benefit claim to MetLife. MetLife will then pay the full amount of the claim. If MetLife is financially unable to pay its portion of the claim, Dorinco will be obligated to pay the full amount of the claim directly. Similarly, if Dorinco is financially unable to pay its designated percentage of a particular claim, MetLife will be obligated to pay the entire amount of the claim. Neither MetLife nor Dorinco will charge the Plan any administrative fees, commissions or other consideration as a result of the participation of Dorinco.
Accelerated Benefit Option (ABO)
Under the Accelerated Benefit Option (“ABO”), if you have been diagnosed as terminally ill with 12 months or less to live,9 you may be eligible to receive up to 80% of your Company-Paid Life Insurance and Employee-Paid Life Insurance benefits before your death if certain requirements are met. Having access to life insurance proceeds at this important time could help ease financial and emotional burdens. In order to apply for ABO, you must be covered for at least $10,000 from your Company-Paid Life Insurance and/or Employee-Paid Life Insurance. You may receive an accelerated benefit of up to 80

[9]	For Texas residents, the requirement is 24 months or less to live.

Exhibit 10.1

percent (with a minimum of $5,000 and up to a maximum of $500,000) of your Company-Paid Life Insurance and/or Employee-Paid Life Insurance benefit. The accelerated benefit is payable in a lump sum and can be elected only once for each eligible coverage. Any death benefit will be reduced by the amount of accelerated benefit paid. Accelerated benefits are not permitted if you have assigned your life insurance benefit to another individual or to a trust.
The ABO is intended to qualify for favorable tax treatment under the Internal Revenue Code such that the benefits will be excludable from your income and not subject to federal taxation. Payment of the accelerated benefit will be subject to state taxes and regulations. Tax laws relating to accelerated benefits are complex. You are advised to consult with a qualified tax advisor.
Receipt of accelerated benefits may affect your eligibility, or that of your spouse/domestic partner or your family, for public assistance programs such as medical assistance (Medicaid), Aid to Families and Dependent Children (AFDC), Supplemental Security Income (SSI), and drug assistance programs. You are advised to consult with social services agencies concerning the effect receipt of accelerated benefits will have on public assistance eligibility for you, your spouse/domestic partner, or your family. In the event your life insurance coverage ends or is reduced in the future, the amount of coverage you may be eligible to convert or port will be reduced by the amount of the accelerated benefit received.
If you would like to apply for the Accelerated Benefit Option, a claim form can be obtained from the HR Service Center at 877-623-8079 and must be completed and returned for evaluation and approval by MetLife.
Will Preparation Service
If you elect Employee-Paid Life Insurance coverage, you are eligible for a will preparation service available through Hyatt Legal Plans, Inc. (“Hyatt”), a MetLife company. This service is available to you while your Employee-Paid Life Insurance coverage is in effect. The will preparation service is offered at no cost to you. You may use an attorney designated by Hyatt, or you may use a different attorney. If you have a will prepared by an attorney not designated by Hyatt, you must pay for the attorney's services directly. You may receive a partial reimbursement for the amount you paid to the attorney if you provide proof of will service and payment satisfactory to Hyatt. The amount reimbursable is the amount customarily reimbursed for such services by Hyatt. Call 800-821-6400 Monday through Friday from 8:00 a.m. to 7:00 p.m. ET for more information.  A Client Services Representative will ask you to provide your Company Name and Group Number, which are:

•	Company Name: The Dow Chemical Company

•	Group Number: 11700
Estate Resolution Service
If you elect Employee-Paid Life Insurance coverage, you are eligible for an estate resolution service available through Hyatt Legal Plans, Inc. (Hyatt), a MetLife company. This service is available while your Employee-Paid Life Insurance coverage is in effect. The estate resolution service provides a Hyatt participating plan attorney to your administrator or executor in order to probate your estate. Probate advice is also available to beneficiaries, regardless of whether they are the executor/administrator. This service is provided at no cost to your beneficiaries, administrator, executor, or estate.
Your beneficiaries and/or executor/administrator may choose to use an attorney who does not participate in the Hyatt network. If an out-of-network attorney is chosen, they must pay for that attorney's services directly. They may receive a partial reimbursement for the amount paid to the attorney if they provide proof of estate resolution service and payment satisfactory to Hyatt. The amount reimbursable is the amount customarily reimbursed for such services

Exhibit 10.1

by Hyatt. To access this service, beneficiaries and/or executors/administrators should call Hyatt at 800-821-6400 Monday through Friday from 8:00 a.m.to 7:00 p.m. ET.
The following are not covered by this service: matters in which there is a conflict of interest between the executor, administrator, any beneficiary or heir and the estate; any disputes with the Policyholder, Employer, Plan Attorneys, MetLife and/or any of its affiliates; any disputes involving statutory benefits; will contests or litigation outside probate court; appeals; court costs, filing fees, recording fees, transcripts, witness fees, expenses to a third party, judgments or fines; and frivolous or unethical matters.
Your Rights
You have certain rights under the Plan and are entitled to certain information by law. Be sure to review Chapter Four of this SPD, which contains the Filing a Claim and Appealing the Denial of a Claim section, Fraud Against the Plan section, Your Legal Rights section, Plan Administrator's Discretion section, Welfare Benefits section, Dow's Right to Terminate or Amend the Programs and Plans section, Disposition of Plan Assets if the Plan is Terminated section, Litigation and Class Action Lawsuits section, and For More Information section; and the ERISA Information section at the end of this SPD.

Exhibit 10.1

Chapter Three
Dependent Life Insurance

This Chapter Three of the SPD describes the Dependent Life Insurance Plan (referred to in this chapter of the SPD as the “Plan”), which provides coverage for your eligible family members at group rates and is offered under The Dow Chemical Company Employee-Paid Life Insurance and Dependent Life Insurance Program (referred to in this chapter of the SPD as the “Program”).
Eligibility
Salaried Employees:
Salaried Employees of a Participating Employer with regular, active, Full-Time or Less-Than-Full-Time status are eligible for Plan coverage.
Hourly Employees:
Eligibility of Hourly Employees depends on whether the applicable collective bargaining unit and the Participating Employer have agreed to this Plan. If the terms of the applicable collective bargaining agreement specifically address which Employees are eligible or not eligible for the Plan, then the terms of such collective bargaining agreement shall govern. If the terms of the collective bargaining agreement specify that Hourly Employees shall be provided this Plan, but does not specifically address the category of Employees that are eligible or not eligible, then only regular, active Employees with Full Time status who are members of the collective bargaining unit are eligible for coverage under the Plan.
Employees on a Leave of Absence:
Eligibility for benefits under the Plan may continue during certain leaves of absences approved by the Participating Employer, such as under the Company's Military Leave Policy, Family Leave Policy or Medical Leave Policy. The benefits under the Plan shall be administered consistent with the terms of such approved leaves of absences.
Eligibility Determinations:
The applicable Claims Administrator determines eligibility to participate in the Plan. The Claims Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determinations by the Claims Administrator are final and binding on Participants.
If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, you must follow the procedures described in the Claims Procedures Appendix.
Dependent Eligibility
You may purchase coverage on the life of your Spouse of Record/Domestic Partner of Record and/or the life of your Dependent child or Dependent children.
Child means your natural child, adopted child or stepchild who is:

•	at least 15 days old:

•	under age 25 and who is:

•	a full-time student at an accredited school, college, or university that is licensed in the jurisdiction where it is located;

Exhibit 10.1

•	unmarried;

•	supported by you; and

•	not employed on a full-time basis.
This term does not include any person who:

•	is in the military of any country or subdivision of any country;

•	lives outside the United States or Canada; or

•	is insured under the Group Policy as an employee.
The Plan defines a “Full-Time Student” as a student who is a full-time student at an educational institution at any time during the Plan Year. The determination as to whether a student is full-time is based upon the number of hours or courses which is considered to be full-time by the educational institution. If a child is age 19 to 25, and loses Full-Time Student status solely because the student has an illness or injury that requires the student to take a medically necessary leave of absence from school, the child is deemed by the Plan to continue to be a Full-Time Student until the earlier of age 25 or the end of the medically necessary leave of absence.
Generally, a child is NOT a Dependent if he or she is:

•	Already covered as a dependent of another Dow Employee or Dow Retiree. (All covered children in a family must be enrolled by the same parent.);

•	Married or ever was married;

•	Employed full-time; or

•	Age 25 years or older.
A Dependent Spouse, Domestic Partner, or child is not eligible if he or she resides outside the United States and Canada, or is in the military.
Enrollment
To obtain Dependent Life Insurance, you must enroll for coverage. If you wish to increase your current coverage, go to the Dow Benefits website found on My HR Connection or on www.dowbenefits.ehr.com. If you wish to decrease your coverage or if you do not have internet access, contact the HR Service Center for assistance.
You may enroll:

•
On or before your employment date, in which case coverage begins on your first day of active employment if you provide proof of Dependent eligibility and proof of age that the Plan Administrator deems appropriate. If you do not provide the required proofs within the time required by the Plan Administrator, your Dependent(s) will not be covered.

•
Within 90 days after your first day of active employment, in which case coverage begins on your enrollment date if you provide proof of Dependent eligibility and proof of age that the Plan Administrator deems appropriate. If you do not provide the required proofs within the time required by the Plan Administrator, your Dependent(s) will not be covered.

•
Within 90 days of a Change-in-Status, provided that you are Actively at Work and you provide proof of Change-in-Status and proof of age that are satisfactory to the Plan Administrator. Coverage will become effective on the date that the Plan receives your enrollment or you enroll by calling the HR Service Center. Failure to provide the required proofs satisfactory to the Plan Administrator within the time required will result in no coverage.

Exhibit 10.1

•
During the open enrollment period, provided that you are Actively at Work on the January 1 following the open enrollment period and you do not exceed the amount for which you are eligible to enroll. You will be allowed to increase your Dependent Spouse/Domestic Partner coverage by one increment without a statement of health. There is no incremental limit on increased coverage for Dependent child(ren) during open enrollment. If you are not Actively at Work on the January 1 following the open enrollment period, any increase in life insurance will not be effective until you return to Active Work. Proof of eligibility must be submitted prior to December 31 of the year before coverage begins.

•
At any other time you are Actively at Work, if you provide a valid statement of health (available on the Dow Benefits website on My HR Connection or on www.dowbenefits.ehr.com).  If you do not have internet access, you can obtain a statement of health form from MetLife's Statement of Health Unit at 800-638-6420. MetLife will pay for the fee of a paramedical exam, if requested by MetLife, with no cost to the employee/applicant when a MetLife physician is used. Your coverage begins on the date that MetLife approves your statement of health.

The Plan Administrator may request proof of Dependent eligibility and proof of age at any time. Proof may consist of a birth certificate, passport, adoption papers, marriage license, statement of Domestic Partnership or any other proof that the Plan Administrator deems appropriate. Failure to provide proof of Dependent eligibility and proof of age within the time period required will result in no Dependent coverage.
If you enrolled for coverage for your Dependent(s) and fail to provide proof of Dependent eligibility or proof of age satisfactory to the Plan Administrator within the time period required, and the Plan determines that your Dependent(s) is not covered, the Plan reserves the right not to refund the premiums you paid, and to cancel coverage of your Dependent(s) retroactive to the date you enrolled your Dependent(s).
Change-in-Status
A “change in status” is an event listed in one of the bullets below:

•
An event that changes your legal marital status, including Marriage, Domestic Partnership, death of your Spouse/Domestic Partner, divorce or annulment or similar event with respect to a Domestic Partnership.

•	Birth, adoption, placement for adoption or death of Dependent.

•	A termination or commencement of employment by you, your Spouse/Domestic Partner or Dependent.

•	A reduction or increase in hours of employment by you, your Spouse/Domestic Partner or Dependent.

•	Dependent satisfies or ceases to satisfy the requirements for unmarried Dependents.
Amount of Coverage
Salaried Employees and Collective Bargaining Groups that Agreed to this Plan
You may select coverage for your Spouse/Domestic Partner and Dependent children based on the following options:

•
Spouse/Domestic Partner insurance coverage ranges from a minimum of $10,000 to a maximum of $250,000, in increments of $10,000. The monthly cost is based on your Spouse's/Domestic Partner's age, the amount of insurance, and whether your Spouse/Domestic Partner is a “non-tobacco user.”

•	For eligible Dependent child(ren) there are three levels of coverage: $2,000, $5,000 or $10,000.
LTD participants are not eligible for Dependent Life Coverage.

Exhibit 10.1

Special Employee Paid Coverage for Certain Disabled Persons
Rohm and Haas Company Disability Participants
If you have been approved for disability payments under the Rohm and Haas Company Health and Welfare Plan's Long-Term Disability Program, you are eligible for the same amount of dependent life insurance coverage you had immediately prior to your approval for disability payments, if (1) your qualifying disability was incurred prior to January 1, 2010 and (2) you continue to receive disability payments under the Rohm and Haas Company Health and Welfare Plan's Disability Program. Such coverage continues until you are no longer eligible to receive disability payments from that Program. You must continue making any required contributions in order to keep your coverage in effect.
Increasing or Decreasing Coverage
You may increase the amount of coverage (but not beyond the maximum amount for which you are eligible):

•
Within 90 days of a change in status event, such as Marriage, Domestic Partnership, a change in your Spouse's/Domestic Partner's employment, or the addition of a Dependent child; provided that you are Actively at Work and the HR Service Center receives satisfactory proof of change in status.

•
During open enrollment, if you are Actively at Work, at which time you may increase your Spouse's/Domestic Partner's coverage one increment or elect any level of Dependent child coverage without completing and submitting a statement of health. A statement of health is required for Spouse/Domestic Partner coverage increases greater than 1 increment.

•
At any time you are Actively at Work, if you provide a valid statement of health (available on the Dow Benefits website on My HR Connection or on www.dowbenefits.ehr.com).  If you do not have internet access, you can obtain a statement of health form from MetLife's Statement of Health Unit at 800-638-6420. MetLife will pay for the fee of a paramedical exam, if requested by MetLife, with no cost to the employee/applicant when a MetLife physician is used.

You may decrease the amount of your coverage at any time by contacting the HR Service Center.
Effective Dates of Coverage
Beginning
Your coverage generally begins on your date of enrollment and when you meet the enrollment requirements outlined in this booklet. If you are not Actively at Work, any increase to your life insurance will not be effective until you return to work.
Ending
Your Dependent Life Insurance coverage ends on the earliest of:

•	the date the Group Policy ends;

•	the date that the Plan terminates;

Exhibit 10.1

•	the date you no longer meet the eligibility requirements of the Plan;

•	the end of the period for which your last premium has been paid; or

•	the date your employment ends.
Porting Coverage to a Term Life Policy
If your Dependent Life coverage under the Plan ends because your employment ends, your coverage may be continued on a direct bill basis with MetLife through the portability feature. This feature allows (former) employees to continue their Group Term Life coverage under a separate group policy without completing and submitting a statement of health.  Rates for this coverage are different from the active plan rates and the employee must port a minimum of $20,000 to exercise this option. You have 31 days from the date your coverage ends to apply for Portability. You may continue the same or a lesser amount of coverage. If you are unable to continue your entire life insurance amount through Portability, you may apply for Conversion of the balance. Contact MetLife at 866-492-6983 if you have any questions or want to apply for Portability.
Converting to an Individual Policy
If your Dependent life insurance coverage under the Plan is reduced due to retirement, the amount of coverage your Spouse of Record/Domestic Partner of Record or Dependent child lost may be converted to an individual non-term policy through MetLife. The maximum amount of insurance that may be elected for the new policy is the amount of Dependent life insurance lost under the Plan.
If your Dependent loses coverage under the Plan because of your death or because he or she no longer meets eligibility requirements, his or her coverage may be converted to an individual non-term policy through MetLife. (In the case of minor children, the parent or legal guardian may act on their behalf.) The maximum amount of insurance that may be elected for the new policy is the amount of Dependent Life Insurance that ends under the Dependent Life Insurance provisions of the MetLife group policy.
If your Dependent loses coverage under the Plan because Dow has cancelled the dependent life coverage under the group policy with MetLife, or Dow has amended the eligibility requirements of the Plan to exclude you or your dependents from eligibility under the Plan, you may convert coverage to an individual non-term MetLife policy for your Dependent; provided you have been enrolled in coverage for your Dependent under the Plan for at least 5 years immediately prior to the date the MetLife group coverage for our Dependent ended. The amount that may be converted is limited to the lesser of:

•
the amount of Life Insurance for the Dependent that ends under the MetLife group policy, less the amount of life insurance for Dependents for which you become eligible under any group policy within 31 days after the date insurance ends under the Dependent Life Insurance provisions of the MetLife group policy; or

•	$2,000.
You must file a conversion application with MetLife within 31 days of the date your Dow coverage is lost or reduces. You or your Dependent must contact the HR Service Center to obtain a form for converting the coverage. Once the form has been obtained, contact the MetLife Conversion Group at 877-275-6387 to file your form, or to obtain further information. You are responsible for initiating the conversion process within the appropriate timeframes.
The cost of this individual coverage will probably be significantly higher than your group plan. Although not required, completing and submitting a statement of health may help reduce your cost.

Exhibit 10.1

Employee Contribution
You pay the cost of Plan coverage through post-tax payroll deductions. The cost is based on the coverage option that you choose. Current rates are listed in your open enrollment materials. These costs are reviewed and revised periodically.
For coverage on your Spouse's/Domestic Partner's life, your contribution will depend on whether your Spouse/Domestic Partner is a “non-tobacco-user.” Your Spouse/Domestic Partner is considered a “non-tobacco-user” by the Plan if your Spouse/Domestic Partner has not used a tobacco product in the last 12 months. If your Spouse/Domestic Partner quits using tobacco, your Spouse/Domestic Partner is considered a “non-tobacco-user” as of the first day of the month after your Spouse/Domestic Partner completes 12 non-tobacco-using months. If your Spouse/Domestic Partner is a tobacco-user your Spouse/Domestic Partner is considered a tobacco-user as of the first day your Spouse/Domestic Partner uses tobacco. Administratively, your premium deductions will not be adjusted until the first of the year following your Spouse/Domestic Partner's change in tobacco user status. However, a false or out-of-date statement regarding tobacco use may result in benefits not being paid.
If you are on a leave of absence approved by the Participating Employer that provides eligibility under this Plan, the Plan Administrator has the full discretion to make special administrative arrangements as are necessary, such as deferring Employee contributions on a temporary basis during the leave of absence, and requiring the Employee to repay premiums when the Employee returns to work, or any other arrangements the Plan Administrator deems appropriate.
If the last payroll period for a Plan Year occurs partly during a current Plan Year and partly during the next Plan Year, the Plan Administrator has the full and complete discretion to modify the Participant contributions in any way that the Plan Administrator deems administratively efficient, including modifying the Participant contributions for the last payroll period without the Participant's consent.
Beneficiary Designation
You are the beneficiary of your Plan coverage. This cannot be changed. The benefits will be paid to you if you survive the Dependent.  If you do not survive your Dependent, MetLife may pay the benefit to one or more of the following who survive you:

•	Your Spouse or Domestic Partner;

•	Your child(ren);

•	Your parent(s);

•	Your sibling(s).
Alternatively, instead of making payment to any of the above, MetLife may pay your estate. Any payment made by MetLife in good faith will discharge the Plan's and MetLife's liability to the extent of such payment.
Benefit Payment
In the event of the death of your Spouse of Record/Domestic Partner of Record or Dependent child, contact the HR Service Center. A certified death certificate that states the cause of death must be provided to MetLife in order to disburse the life insurance proceeds. See Claims Procedures Appendix of this SPD. The benefit will be paid in a lump sum. Contact the HR Service Center at 989-638-8757 or 877-623-8079.

Exhibit 10.1

Funding
The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company (“MetLife”).     Employees pay the entire premium for coverage. The benefits under the Employee-Paid Life Insurance Plan and the Dependent Life Insurance Plan are not combined for experience with the other insurance coverages. Favorable experience under this insurance coverage in a particular year may offset unfavorable experience in prior years. It is not anticipated that there will be any dividends declared for the Employee-Paid Life Insurance Plan and the Dependent Life Insurance Plan based on the manner in which the insurer has determined the premium rates.
Joint Insurance Arrangement
Dorinco Reinsurance Company (“Dorinco”) and MetLife have entered into an arrangement that has been approved by the U.S. Department of Labor pursuant to Prohibited Transaction Exemption 96-62 and 29 CFR Part 2570, subpart B. [DOL Final Authorization Number 2001-17E (May 14, 2001)]. Under this arrangement, MetLife has or will write the coverage for the Plan, and Dorinco will assume a percentage of the risk. Under the insurance arrangement between MetLife and Dorinco, MetLife and Dorinco will each be liable to pay the agreed upon percentage of each death benefit claim in respect of a Plan Participant. When a claim for benefits is approved, Dorinco will transfer its percentage of each death benefit claim to MetLife. MetLife will then pay the full amount of the claim. If MetLife is financially unable to pay its portion of the claim, Dorinco will be obligated to pay the full amount of the claim directly. Similarly, if Dorinco is financially unable to pay its designated percentage of a particular claim, MetLife will be obligated to pay the entire amount of the claim. Neither MetLife nor Dorinco will charge the Plan any administrative fees, commissions or other consideration as a result of the participation of Dorinco.
Accelerated Benefit Option (ABO) for Spouses/Domestic Partners Only
Under the Accelerated Benefit Option (“ABO”), if your Spouse/Domestic Partner has been diagnosed as terminally ill with 12 months or less to live10, you may be eligible to receive up to 80% of your Spouse/Domestic Partner Dependent Life Insurance benefits before your Spouse/Domestic Partner's death if certain requirements are met. Having access to life proceeds at this important time could help ease financial and emotional burdens. In order to apply for ABO, your Spouse/Domestic Partner must be covered for at least $10,000 under the Plan. You may receive an accelerated benefit of up to 80 percent (with a minimum of $5,000) of the Spouse/Domestic Partner Dependent Life Insurance benefit. The accelerated benefit is payable in a lump sum and can be elected only once. Any death benefit will be reduced by the amount of accelerated benefit paid. Accelerated benefits are not permitted if you have assigned your life insurance benefit to another individual or to a trust.
The ABO is intended to qualify for favorable tax treatment under the Internal Revenue Code such that the benefits will be excludable from your income and not subject to federal taxation. Payment of the accelerated benefit will be subject to state taxes and regulations. Tax laws relating to accelerated benefits are complex. You are advised to consult with a qualified tax advisor.
Receipt of accelerated benefits may affect your eligibility, or that of your spouse/domestic partner or your family, for public assistance programs such as medical assistance (Medicaid), Aid to Families and Dependent Children (AFDC), Supplemental Security Income (SSI), and drug assistance programs. You are advised to consult with social services agencies concerning the effect receipt of accelerated benefits will have on public assistance eligibility for you, your spouse/domestic partner, or your family. In the event your life insurance coverage ends or is reduced in the future, the amount of coverage you may be eligible to convert or port will be reduced by the amount of the accelerated benefit received.

[10]	For Texas residents, the requirement is 24 months or less to live.

Exhibit 10.1

If you would like to apply for the Accelerated Benefit Option, a claim form can be obtained from the HR Service Center at 877-623-8079 and must be completed and returned for evaluation and approval by MetLife.
Your Rights
You have certain rights under the Plan and are entitled to certain information by law. Be sure to review Chapter Four of this SPD, which contains the Filing a Claim and Appealing the Denial of a Claim section, Fraud Against the Plan section, Your Legal Rights section, Plan Administrator's Discretion section, Welfare Benefits section, Dow's Right to Terminate or Amend the Programs and Plans section, Disposition of Plan Assets if the Plan is Terminated section, Litigation and Class Action Lawsuits section, and For More Information section; and the ERISA Information section at the end of this SPD.

Exhibit 10.1

Chapter Four: General Information Applicable to Each of the Plans
Filing a Claim and Appealing a Denial of a Claim
See the Claims Procedures Appendix of this SPD.
Fraud Against the Plan
If you intentionally misrepresent information to the Plan, knowingly withhold relevant information from the Plan, or deceive or mislead the Plan, the Plan Administrator may (1) terminate your participation in the Plan and your coverage either retroactively to the date deemed appropriate by the Plan Administrator, or prospectively; (2) require you to reimburse the Plan for amounts it paid, including all costs of collection such as attorneys' fees and court costs; and/or (3) prohibit you from enrolling Plan. In addition, the Plan and/or Dow may pursue civil and/or criminal action against you or take other legal action. The employer may terminate your employment. The Plan Administrator may determine that you are not eligible for coverage under the Plan.
Your Legal Rights
When you are a participant in the Company-Paid, Employee-Paid or Dependent Life Insurance Plan(s) (as applicable), you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). This law requires that all Plan participants must be able to:

•
Examine, without charge, at the Plan Administrator's office and at other specified locations (such as worksites and union halls), all documents governing the Plan, including insurance contracts, collective bargaining agreements (if applicable), the Plan Documents and the latest annual reports filed with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

•
Obtain, upon written request to the Plan Administrator, copies of all documents governing the operation of the Plan, including insurance contracts, collective bargaining agreements (if applicable, and copies of the latest annual report, the Plan Document, and updated Summary Plan Descriptions. The Plan Administrator may charge a reasonable fee for the copies.

In addition to creating rights for you and all other Plan Participants, ERISA imposes duties on the people who are responsible for operating an employee benefit plan. The people who operate the Plans, called “fiduciaries” of the Plans, have a duty to act prudently and in the interest of you and other Plan Participants and beneficiaries.
No one, including your employer or any other person, may discharge you, or otherwise discriminate against you in any way, for pursuing a welfare benefit or for exercising your rights under ERISA. If you have a Claim for Plan Benefits that is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.
Enforce Your Rights: Under ERISA, there are steps you can take to enforce the legal rights described above. For instance, if you request Plan materials and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a Claim for Plan Benefits which is denied or ignored, you may file suit in state or Federal court.
If it should happen that plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person

Exhibit 10.1

you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.
Assistance with your questions: If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory, or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C.  20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration at (866) 444-3272.
Plan Administrator's Discretion
The Plan Administrator is each of the Vice President, HR Center of Expertise; the Associate Director of North America Benefits; the North America Health and Welfare Plans Leader; and such other person, group of persons, or entity which may be designated by the Plan Sponsor in accordance with the Plan Document as a named fiduciary with respect to the Plan. Except for the duties reserved for the Claims Administrators, the Plan Administrator has the sole and absolute discretion to interpret the Plan Document, this SPD, and other relevant Plan documents, make findings of fact, and adopt rules and procedures applicable to matters within its jurisdiction Such interpretation of the provisions of the Programs are conclusive and binding on all persons claiming benefits under, or otherwise having an interest in, the Program, and if their interpretations or determinations are challenged in court, they shall not be overturned unless proven to be arbitrary or capricious. For a detailed description of the Plan Administrator's authority, see the Plan Document for the applicable Program.
Welfare Benefits
Welfare benefits, such as the benefits provided by the Plans, are not required to be guaranteed by a government agency.
Dow's Right to Terminate or Amend the Programs and Plans
The Dow Chemical Company reserves the right to amend, modify, or terminate the Programs (and/or any underlying plans thereof) at any time, in its sole discretion. The procedures for amending, modifying, and terminating the Programs are contained in the Plan Document.
Disposition of Plan Assets if the Plans are Terminated
If the Company terminates a Plan, the assets of the Plan, if any, shall not be used for the benefit of the Company, but may be used to:

•	Provide benefits for Participants of the applicable Program in accordance with the applicable Program;

•	Pay third parties to provide such benefits;

•	Pay expenses of the applicable Program and/or the Trust holding the applicable Program's assets; and/or

•	Provide cash for Participants, as long as the cash is not provided disproportionately to officers, shareholders, or Highly Compensated Employees.

Exhibit 10.1

Litigation and Class Action Lawsuits
Litigation
If you wish to file a lawsuit against the Program or Plan (1) to recover benefits you believe are due to you under the terms of the Plan or any law; (2) to clarify your right to future benefits under the Plan; (3) to enforce your rights under the Plan; or (4) to seek a remedy, ruling or judgment of any kind against the Plan or the Plan fiduciaries or parties-in-interest (within the meaning of ERISA) that relates to the Plan, you must file the suit within the Applicable Limitations Period or your suit will be time-barred.
The Applicable Limitations Period is the period ending 120 days after:

1.
in the case of a claim or action to recover benefits allegedly due to you under the terms of the Program or to clarify your right to future benefits under the terms of the Plan, the earliest of: (a) the date the first benefit payment was actually made, (b) the date the first benefit payment was allegedly due, or (c) the date the Plan first repudiated its alleged obligation to provide such benefits;

2.	in the case of a claim or action to enforce an alleged right under the Plan (other than a Claim for Plan Benefits), the date the Plan first denied your request to exercise such right; or

3.
in the case of any other claim or action, the earliest date on which you knew or should have known of the material facts on which the claim or action is based, regardless of whether you were aware of the legal theory underlying the claim or action.

A Claim for Plan Benefits or an appeal of a complete or partial denial of a Claim, as described in the claims and appeals sections, generally falls under (1) above. Please note, however, that if you have a timely Claim pending before the Initial Claims Reviewer or a timely appeal pending before the Appeals Administrator when the Applicable Limitations Period would otherwise expire, the Applicable Limitations Period will be extended to the date that is 60 calendar days after the Appeals Administrator renders its final decision.
The Applicable Limitations Period replaces and supersedes any limitations period that ends at a later time that otherwise might be deemed applicable under any state or federal law. The Applicable Limitations Period does not extend any limitations period under state or federal law. The Vice President of Human Resources of the Company may, in his discretion, extend the Applicable Limitations Period upon a showing of exceptional circumstances, but such an extension is at the sole discretion of the Vice President of Human Resources and is not subject to review.
Class Action Lawsuits
Legal actions against the Program or Plan must be filed in U.S. federal court. Class action lawsuits must be filed in either (1) the jurisdiction in which the Plan is principally administered (currently the Northern Division of the United States District Court for the Eastern District of Michigan) or (2) the jurisdiction in the United States of America where the largest number of putative members of the class action reside (or, if that jurisdiction cannot be determined, the jurisdiction in which the largest number of class members is reasonably believed to reside).
If any putative class action is filed in a jurisdiction other than one of those described above, or if any non-class action filed in such a jurisdiction is subsequently amended or altered to include class action allegations, then the Plan, all parties to such action that are related to the Plan (such as a plan fiduciary, administrator or party in interest), and all alleged Participants must take all necessary steps to have the action removed to, transferred to, or re-filed in one of the jurisdictions described above.
This forum selection provision is waived if no party invokes it within 120 days of the filing of a putative class action or the assertion of class action allegations.

Exhibit 10.1

This provision does not waive the requirement to exhaust administrative remedies before initiating litigation.
For More Information
If you have questions about Plan benefits or enrollment, contact the HR Service Center at (989) 638-8757 or 877-623-8079.

IMPORTANT NOTE
This booklet is the Summary Plan Description (“SPD”) for The Dow Chemical Company Group Life Insurance Program's Company-Paid Life Insurance Plan, The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program's Employee-Paid Life Insurance Plan, and The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program's Dependent Life Insurance Plan. However, this booklet is not all-inclusive and it is not intended to take the place of the Program's legal documents. In case of any conflict between this SPD and the applicable Plan Document, the applicable Plan Document will govern.
The Dow Chemical Company reserves the right to amend, modify or terminate the Program at any time in its sole discretion.
The Plan Document can be made available for our review upon written request to the Plan Administrator. The SPD and the Program do not constitute a contract of employment. Your employer retains the right to terminate your employment or otherwise deal with your employment as if this SPD and the Program had never existed.

Exhibit 10.1

ERISA Information

	The Dow Chemical Company Group Life Insurance Program's Company-Paid Life Insurance Plan	The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program's Employee-Paid Life Insurance Plan and Dependent Life Insurance Plan
Type of Plan:	Life insurance
Type of Plan Administration:	Insurer administration
Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 877-623-8079
Employer Identification Number:	38-1285128
Plan Number:	507	515
Group Policy Number:	11700-G	11700-G
Plan Administrator:	North America Health and Welfare Plans Leader The Dow Chemical Company Employee Development Center Midland, MI 48674 877-623-8079
To Apply For A Benefit:	See Claims Procedures Appendix to this SPD
To Appeal A Benefit Determination:	See Claims Procedures Appendix to this SPD
To Serve Legal Process:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674
Claims Administrator for Claims for Plan Benefits:	Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company: Metropolitan Life Insurance Company Group Life Claims P.O. Box 6100 Scranton, PA 18505
Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.
Funding:
Dow pays the entire premium for Plan coverage. Benefits are funded through a group insurance contract with MetLife. The assets of the respective Program, if any, may be used at the discretion of the Plan Administrator to pay for any benefits provided under the respective Program, as the respective Program is amended from time to time, as well as to pay for any expenses of the respective Program. Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorneys' fees, third party administrator fees and other administrative expenses.

Employees pay the premiums for Plan coverage. Benefits are funded through a group insurance contract with MetLife. Any assets of the respective Program may be used at the discretion of the Plan Administrator to pay for any benefits provided under the respective Program, as the respective Program is amended from time to time, as well as to pay for any expenses of the Program. Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorney fees, third party administrator fees, and other administrative expenses.

Exhibit 10.1

Joint Insurance Agreement:	N/A
Dorinco and MetLife have entered an arrangement approved by the U.S. Department of Labor (DOL Advisory Opinion Letter 97-24A) in which if MetLife is insolvent, the entire life insurance benefit will be paid by Dorinco. If Dorinco is insolvent, the entire life insurance benefit will be paid by MetLife. Dorinco's address is:
Dorinco Reinsurance Company
1320 Waldo Avenue
Dorinco Building
Midland, MI 48642

Exhibit 10.1

CLAIMS PROCEDURES APPENDIX
A “Claim” is a written request by a claimant for a Plan benefit or an Eligibility Determination. There are two kinds of Claims:
A Claim for Plan Benefits is a request for benefits covered under the Plan.
An Eligibility Determination is a kind of Claim. It is a request for a determination as to whether a claimant is eligible to be a Participant or covered Dependent under the Plan.
You must follow the claims procedures for either CLAIMS FOR PLAN BENEFITS or CLAIMS FOR AN ELIGIBILITY DETERMINATION, whichever applies to your situation. See the applicable sections below.
Who Will Decide Whether to Approve or Deny My Claim?
The Program has more than one Claims Administrator. The initial determination is made by the Initial Claims Reviewer. If you appeal an initial determination, the appellate decision is made by the Appeals Administrator. Each of these Claims Administrators is a named fiduciary of the Program with respect to the respective types of Claims that they process.
Claims for an Eligibility Determination: The Initial Claims Reviewer is the North America Health and Welfare Plans Leader for The Dow Chemical Company or his delegate. The Appeals Administrator is the Associate Director of North America Benefits for The Dow Chemical Company.
Claims for a Plan Benefit: The Initial Claims Reviewer and the Appeals Administrator are MetLife.
Authority of the Administrators and Your Rights Under ERISA
The Claims Administrators have the full, complete, and final discretion to interpret the provisions of the Program and to make findings of fact in order to carry out their respective decision-making responsibilities. Interpretations and Claims decisions by the Claims Administrators are final and binding on Participants (except to the extent the Initial Claims Reviewer is subject to review by the Appeals Administrator). After you have appealed the initial determination, if you are not satisfied with the final appellate decision, you may file a civil action against the Plan under s. 502 of the Employee Retirement Income Security Act (ERISA) in a federal court. Please see Litigation and Class Action Lawsuits, in Chapter Four of this SPD, for the deadline for filing a lawsuit.
An Authorized Representative May Act on Your Behalf
An Authorized Representative may submit a Claim on behalf of a Plan Participant. The Plan will recognize a person as a Plan Participant's “Authorized Representative” if such person submits a notarized writing signed by the Participant stating that the Authorized Representative is authorized to act on behalf of such Participant. A court order stating that a person is authorized to submit Claims on behalf of a Participant will also be recognized by the Plan.
How To File a Claim for Plan Benefits
For Claims that are requests for Plan benefits, the claimant must complete a MetLife claims form. Call the HR Service Center at 877-623-8079 to obtain a form. (Retirees should call the Retiree Service Center to obtain a form at 800-344-0661.) In addition, you must attach a certified death certificate that states the cause of death (must be certified by the government authority, as exhibited by a “raised seal” on the certificate). You may request assistance from North America Benefits (989-636-9556) if you need help completing the MetLife claims form.

Exhibit 10.1

Once you have completed the MetLife claims form, you must send it and the certified death certificate to:
North America Benefits
The Dow Chemical Company
Employee Development Center
Midland, MI 48674
Attention: Administrator for the life insurance plans
North America Benefits will review and sign your completed MetLife claims form and forward the form and certified death certificate to:
Metropolitan Life Insurance Company
Group Life Claims
P.O. Box 6100
Scranton, PA 18505
How to File a Claim for an Eligibility Determination
For Claims for an Eligibility Determination, the Claim must be in writing and contain the following information:

•
The name of the Employee (or former Employee), and the name of the person (Employee, Spouse of Record/Domestic Partner of Record, Dependent child, as applicable) for whom the eligibility determination is being requested

•	The name of the benefit plan for which the eligibility determination is being requested

•	If the eligibility determination is being requested for the Employee's dependent:

•	a description of the relationship of the dependent to the Employee (e.g., Spouse of Record/Domestic Partner of Record, Dependent child, etc.)

•	documentation of such relationship (e.g., marriage certificate/statement of Domestic Partnership, birth certificate, etc.)
Claims for Eligibility Determinations must be filed with:
North America Health and Welfare Plans Leader
The Dow Chemical Company
Employee Development Center
Midland, MI 48674
Attention: Initial Claims Reviewer for the life insurance plans (Eligibility Determination)
Initial Determinations
If you submit a Claim for Plan Benefits or a Claim for an Eligibility Determination, you must do so before the end of the year in which you seek enrollment or seek a benefit or before the end of the year for which you claim that you were charged an incorrect premium. the Initial Claims Reviewer will review your Claim and notify you of its decision to approve or deny your Claim. Such notification will be provided to you in writing within a reasonable period, not to exceed 90 days of the date you submitted your claim; except that under special circumstances, the Initial Claims Reviewer may have up to an additional 90 days to provide you such written notification. If the Initial Claims Reviewer needs such an extension, it will notify you prior to the expiration of the initial 90-day period, state the reason why such an extension is needed, and state when it will make its determination.

Exhibit 10.1

If the applicable Initial Claims Reviewer denies the Claim, the written notification of the Claims decision will state the reason(s) why the Claim was denied and refer to the pertinent Plan provision(s). If the Claim was denied because you did not file a complete Claim or because the Initial Claims Reviewer needed additional information, the Claims decision will state that as the reason for denying the Claim and will explain why such information was necessary.
APPEALING THE INITIAL DETERMINATION
If the Initial Claims Reviewer has denied your Claim, you may appeal the decision. If you appeal the Initial Claims Reviewer's decision, you must do so in writing within 60 days of receipt of the Initial Claims Reviewer's determination, assuming that there are no extenuating circumstances, as determined by the Appeals Administrator. Your written appeal must include the following information:

•	the name of the Employee;

•	the name of Dependent or beneficiary, if the Dependent or beneficiary is the person who is appealing the Administrator's decision;

•	the name of the benefit Plan;

•	reference to the Initial Determination

•	an explanation of the reason why you are appealing the Initial Determination.
Appeals of Claims for an Eligibility Determination should be sent to:
Associate Director of North America Benefits
The Dow Chemical Company
Employee Development Center
Midland, MI 48674
Attention: Appeals Administrator for the life insurance plans (Appeal of Eligibility Determination)
Appeals of Claims for Plan Benefit should be sent to:
Metropolitan Life Insurance Company
Group Life Claims
P.O. Box 6100
Scranton, PA 18505
Attention: Claims Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries (Appellate Review)
You may submit any additional information to the Appeals Administrator when you submit your request for appeal. You may also request that the Administrator provide you copies of documents, records and other information that is relevant to your Claim, as determined by the Appeals Administrator in its sole discretion. Your request must be in writing. Such information will be provided at no cost to you.
After the Appeals Administrator receives your written request to appeal the initial determination, the Appeals Administrator will review your Claim. Deference will not be given to the initial adverse decision, and the Appeals Administrator will look at the Claim anew. The Appeals Administrator will not be the same person as, or a subordinate who reports to, the person who made the initial decision to deny the Claim. The Appeals Administrator will notify you in writing of its final decision. Such notification will be provided within a reasonable period, not to exceed 60 days of the written request for appellate review; except that under special circumstances, the Appeals Administrator may have up to an additional 60 days to provide written notification of the final decision. If the Appeals Administrator needs such an extension, it will notify you prior to the expiration of the initial 60-day period, state the reason why such an extension is needed, and state when it will make its determination. If an extension is needed because the Appeals Administrator determines that it does not have sufficient information to make a decision on the Claim, it will describe any additional material or information necessary to submit to the Program, and provide you with the deadline for submitting such information.

Exhibit 10.1

The period for deciding your Claim may, in the Appeals Administrator's sole discretion, be tolled until the date you respond to a request for information. If you do not provide the information by the deadline, the Appeals Administrator will decide the Claim without the additional information.
If the Appeals Administrator determines that its final decision is to deny your Claim, the written notification of the decision will state the reason(s) for the denial and refer to the specific Program provisions on which the denial is based.

Exhibit 10.1

DEFINITIONS APPENDIX
Additional terms are defined in the Plan Document.
“Actively at Work” or “Active Work” means that you are performing all of the usual and customary duties of your job with the Participating Employer on a Full Time or Less-Than Full Time basis. This must be done at:

•	the Participating Employer's place of business; or;

•	an alternate place approved by the Participating Employer; or

•	a place to which the Participating Employer's business requires you to travel.
You will be deemed to be Actively at Work during weekends or Participating Employer-approved vacations, holidays or business closures if you were Actively at Work on the last scheduled work day preceding such time off.
“Administrator” means either the Plan Administrator or the Claims Administrator.
“Appeals Administrator” with respect to reviewing an adverse Claim for Benefits, means MetLife. The Appeals Administrator with respect to reviewing an adverse Claim for an Eligibility Determination is the Associate Director of North America Benefits for The Dow Chemical Company.
“Bargained-for Employee” means an Employee who is represented by a collective bargaining unit that is recognized by the Participating Employer. “Bargained-for Employee” and “Hourly Employee” have the same meaning.
“Claim” means a written request by a claimant for a plan benefit or a request by a claimant for an Eligibility Determination that contains at a minimum, the information described in the Claims Procedures Appendix.
“Claim for an Eligibility Determination” means a Claim requesting a determination as to whether a claimant is eligible to be a Participant under the Plan.
“Claim for Plan Benefits” means a Claim requesting that the Plan pay for benefits covered under the Plan.
“Claims Administrator” means either the Initial Claims Reviewer or the Appeals Administrator, depending on the context of the sentence in which the term is used.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company” means The Dow Chemical Company, a corporation organized under the laws of Delaware.
“Domestic Partner” means a person who is a member of a Domestic Partnership.
“Domestic Partnership” means two people claiming to be “domestic partners” who meet all of the requirements of paragraph A or all of the requirements of paragraph B, as follows:
A.

1.	The two people must have lived together for at least twelve (12) consecutive months immediately prior to receiving coverage for benefits under the Plan, and

2.	The two people are not Married to other persons either now, or at any time during the twelve month period, and

3.
During the twelve month period, and now, the two people have been and are each other's sole domestic partner in a committed relationship similar to a legal Marriage relationship and with the intent to remain in the relationship indefinitely, and

Exhibit 10.1

4.	Each of the two people must be legally competent and able to enter into a contract, and

5.	The two people are not related to each other in a way which would prohibit legal Marriage between opposite sex individuals, and

6.	In entering the relationship with each other, neither of the two people are acting fraudulently or under duress, and

7.	During the twelve month period and now, the two people have been and are financially interdependent with each other, and

8.	Each of the two people have signed a statement acceptable to the Plan Administrator and have provided it to the Plan Administrator.
B.

1.
Evidence satisfactory to the Plan Administrator is provided that the two people are registered as domestic partners, or partners in a civil union in a state or municipality or country that legally recognizes such domestic partnerships or civil unions, and

2.	Each of the two people have signed a statement acceptable to the Plan Administrator and have provided it to the Plan Administrator.
The Program will cease to recognize a Domestic Partnership as of the date stated on a valid “Termination of Domestic Partner Relationship” form filed with the Plan Administrator.
“Dow” means a Participating Employer or collectively, Participating Employers, as determined by the context of the sentence in which it is used.
“Employee” means a person who:

•
is employed by a Participating Employer to perform personal Services in an employer-employee relationship that is subject to taxation under the Federal Insurance Contributions Act or similar federal statute; and

•	receives a payment for services performed for the Participating Employer directly from a Participating Employer's U.S. Payroll Department, and

•	if Localized, is Localized in the U.S.; and

•	if on international assignment, is a U.S. citizen or Localized in the U.S.
The definition of “Employee” does not include an individual who is determined by the Plan Administrator (or a Participating Employer) to be:

1.
a leased employee as defined by Code § 414(n) without regard to the one-year requirement in Code § 414(n)(2), which generally means an individual who provides services to a Participating Employer pursuant to an agreement between the Participating Employer and another business, such as a leasing organization;

2.
an individual retained by the Participating Employer pursuant to a contract or agreement (including a long-term contract or agreement) that specifies that the individual is not eligible to participate in the Plan;

3.	an individual whom is classified or treated as an independent contractor, even if the individual is subsequently treated or classified as a common-law employee for certain specified purposes; or

4.
a self-employed individual, as defined in Code § 401(c)(1)(A), which generally means an individual who has net earnings from self-employment in a trade or business in which the personal services of the individual are a material income-producing factor.

Exhibit 10.1

If the Plan Administrator (or a Participating Employer) determines that you are not an “Employee,” you will not be eligible to participate in the Plan, regardless of whether the determination is upheld by a court or tax or regulatory authority having jurisdiction over such matters. Any change to your status by reason of reclassification will apply prospectively only (i.e., will apply to benefits that are payable, under the terms of the Plan, after your reclassification).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“Full-Time” Employee means an Employee who has been classified by a Participating Employer as having full-time status.
“Hourly Employee” means an Employee who is represented by a collective bargaining unit that is recognized by the Company or Participating Employer. “Bargained-for Employee” and “Hourly Employee” have the same meaning.
“Initial Claims Reviewer” with respect to deciding Claims for Plan Benefits is MetLife. With respect to deciding a Claim for an Eligibility Determination, the Initial Claims Reviewer is the North America Health and Welfare Plans Leader for The Dow Chemical Company.
“Less-Than-Full-Time” Employee means an Employee who has been approved by a Participating Employer to work 20 to 39 hours per week and is classified by a Participating Employer as having “Less-Than-Full-Time Status”.
“Localized” means that a Participating Employer has made a determination that an Employee is permanently relocated to a particular country, and the Employee has accepted such determination. For example, a Malaysian national is “Localized” to the U.S. when a Participating Employer has determined that such Employee is permanently relocated to the U.S., and such Employee has accepted such determination.
“Married” or “Marriage” means a legally valid marriage between a man and a woman recognized by the state in which the man and the woman reside.
“MetLife” means Metropolitan Life Insurance Company.
“Participating Employer” means The Dow Chemical Company or one of its subsidiaries that has been authorized by The Dow Chemical Company to participate in the Plan. “Participating Employers” and “Dow” have the same meaning and are used interchangeably. Notwithstanding anything to the contrary, a “Participating Employer” is only a “Participating Employer” while it is a member of the Controlled Group. If the entity ceases to be a member of the Controlled Group, then the entity ceases to be a “Participating Employer” on the date it is no longer a member of the “Controlled Group.” “Controlled Group” is with respect to The Dow Chemical Company, and means a controlled group of corporations or entities within the meaning of section 414(b) or section 414(c) of the Code.
“Plan” means either the Company-Paid Life Insurance Plan (for Salaried and Certain Bargained for Employees), which is a component of The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507); or the Employee-Paid Life Insurance Plan or the Dependent Life Insurance Plan, which are components of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515); as applicable.
“Plan Administrator” means each of the Vice President, HR Center of Expertise; the Associate Director of North America Benefits; the North America Health and Welfare Plans Leader; and such other person, group of persons or entity which may be designated by the Plan Sponsor in accordance with the Plan Document.
“Plan Document” means either the plan document for The Dow Chemical Company Group Life Insurance Program (applicable to the Company-Paid Life Insurance Plan) or for The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (applicable to the Employee-Paid Life Insurance Plan and the Dependent Life Insurance Plan), as applicable. The summary plan descriptions for the plans offered under the programs are an integral part of the Plan Documents for the Programs.
“Plan Year” means the 12-consecutive-month period ending each December 31.
“Program” means either The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507) or The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515), whichever the case may be.

Exhibit 10.1

“Regular” Employee is an Employee who is classified by the Employer as “regular.”
“Retire” or “Retirement” means when an active Employee who is age 50 or older with 10 or more years of Service terminates employment with a Participating Employer who is also a “Retiree”.
“Retiree,” means one of the following:

•
An Employee who (1) is age 50 or older with 10 or more years of Service when his employment terminated with a Participating Employer, (2) is eligible to receive a pension under the Dow Employees' Pension Plan, and (3) was a Participant in the Program on the day preceding Retirement.

•
An Employee who is receiving, or has received a benefit, under the 1993 Special Separation Payment Plan and who is 50 or older at the time he leaves active employment with Dow, regardless of years of Service.

•
An Employee who (1) is age 50 or older with 10 or more years of Service when his employment terminated with a Participating Employer, (2) terminated employment with Union Carbide Corporation or its subsidiary that is a Participating Employer on or after February 6, 2003, (3) is eligible to receive a pension under the terms of the Union Carbide Employees' Pension Plan, and (4) was a Participant in the Program on the day preceding termination of employment with the Participating Employer.

•
An Employee who (1) was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan, (2) terminated employment with Dow Chemical Canada Inc. on or after October 1, 2003 at age 50 or older with 10 or more years of Service, (3) is eligible to receive a pension from the pension plan sponsored by Dow Chemical Canada Inc., and (3) signed a waiver of all his rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between himself and The Dow Chemical Company.

“Rohm and Haas Company” means the “participating employer” as defined under the Rohm and Haas Company Health and Welfare Plan.
“Salaried” means an individual who is not represented by a collective bargaining unit.
“Service” with respect to a Retiree who is eligible to receive a pension from the Dow Employees' Pension Plan, means either “Eligibility Service” or “Credited Service” recognized under the Dow Employees' Pension Plan, whichever is greater. With respect to a Retiree who is eligible to receive a pension from the Union Carbide Employees' Pension Plan, “Service” means “Eligibility Service” or “Credited Service” recognized under the Union Carbide Employees' Pension Plan, whichever is greater.
“Spouse” means a person who is Married to the Employee.
“SPD” (or “Summary Plan Description”) means the summary plan description for the Plans, including its appendices. The SPDs for the applicable component plans are an integral part of the Plan Documents for The Dow Chemical Company Group Life Insurance Program and The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program.